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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 6, 2006

FIRSTBINGO.COM
 (Exact name of registrant as specified in its charter)

NEVADA	000-31289	88-0256854
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

120 Adelaide Street West, Suite 1214
Toronto, Ontario
Canada M5H 1T1
 (Address of principal executive offices and Zip Code)

(416) 281-3335
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 6, 2006, the Company has negotiated with an unaffiliated third party an exclusive license to market a membrane separation technology for the refining of heavy crude oil into light sweet crude oil which may be comparable to the salt water desalination process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of October, 2005.

FIRSTBINGO.COM

BY:	RICK WACHTER
Rick Wachter
President, Principal Financial Officer and a member of the Board of Directors